Exhibit 99.1

BRIAPRO THERAPEUTIC CORP.

FINANCIAL STATEMENTS

FOR THE PERIOD ENDED JULY 31, 2023

(Expressed in United States Dollars)

Independent Auditor's Report

To the Board of BriaPro Therapeutics Corp.:

Opinion

We have audited the financial statements of BriaPro Therapeutics Corp. (the "Company"), which comprise the statement of financial position as at July 31, 2023, and the statements of operations and comprehensive loss, changes in shareholder's equity and cash flows from May 15, 2023 (date of incorporation) to the the year then ended, and notes to the financial statements, including a summary of significant accounting policies.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as at July 31, 2023, and its financial performance and its cash flows from for the period then ended in accordance with International Financial Reporting Standards.

Basis for Opinion

We conducted our audit in accordance with Canadian generally accepted auditing standards. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are independent of the Company in accordance with the ethical requirements that are relevant to our audit of the financial statements in Canada, and we have fulfilled our other ethical responsibilities in accordance with these requirements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Material Uncertainty Related to Going Concern

We draw attention to Note 1 in the financial statements, which indicates that the Company is currently in the development stage and has not commenced commercial operations, and requires the ability to obtain necessary financing to meet its obligations and repay its liabiliities arising from normal business operations.As stated in Note 1, these events or conditions, along with other matters as set forth in Note 1, indicate that a material uncertainty exists that may cast significant doubt on the Company’s ability to continue as a going concern. Our opinion is not modified in respect of this matter.

MNP LLP
50 Burnhamthorpe Road West, Suite 900, Mississauga ON, L5B 3C2 T: 416.626.6000 F: 416.626.8650

F-1

Other Information

Management is responsible for the other information. The other information comprises Management's Discussion and Analysis.

Our opinion on the financial statements does not cover the other information and we do not express any form of assurance conclusion thereon.

In connection with our audit of the financial statements, our responsibility is to read the other information and, in doing so, consider whether the other information is materially inconsistent with the financial statements or our knowledge obtained in the audit or otherwise appears to be materially misstated. We obtained Management's Discussion and Analysis prior to the date of this auditor's report. If, based on the work we have performed on this other information, we conclude that there is a material misstatement of this other information, we are required to report that fact. We have nothing to report in this regard.

Responsibilities of Management and Those Charged with Governance for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with International Financial Reporting Standards, and for such internal control as management determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is responsible for assessing the Company's ability to continue as a going concern, disclosing, as applicable, matters related to going concern and using the going concern basis of accounting unless management either intends to liquidate the Company or to cease operations, or has no realistic alternative but to do so.

Those charged with governance are responsible for overseeing the Company's financial reporting process.

Auditor's Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with Canadian generally accepted auditing standards will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

As part of an audit in accordance with Canadian generally accepted auditing standards, we exercise professional judgment and maintain professional skepticism throughout the audit. We also:

- Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control.
- Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control.

50 Burnhamthorpe Road West, Suite 900, Mississauga, Ontario, L5B 3C2
T: 416.626.6000   F: 416.626.8650   MNP.ca

MNP

F-2

- Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by management.
- Conclude on the appropriateness of management's use of the going concern basis of accounting and, based on the audit evidence obtained, whether a material uncertainty exists related to events or conditions that may cast significant doubt on the Company's ability to continue as a going concern. If we conclude that a material uncertainty exists, we are required to draw attention in our auditor's report to the related disclosures in the financial statements or, if such disclosures are inadequate, to modify our opinion. Our conclusions are based on the audit evidence obtained up to the date of our auditor's report. However, future events or conditions may cause the Company to cease to continue as a going concern.
- Evaluate the overall presentation, structure and content of the financial statements, including the disclosures, and whether the financial statements represent the underlying transactions and events in a manner that achieves fair presentation.

We communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that we identify during our audit.

MNP LLP

Mississauga, Ontario | Chartered Professional Accountants

October 25, 2023 | Licensed Public Accountants

50 Burnhamthorpe Road West, Suite 900, Mississauga, Ontario, L5B 3C2
T: 416.626.6000 F: 416.626.8650 MNP.ca

MNP

F-3

BriaPro Therapeutics Corp.

Statement of Financial Position

As at July 31, 2023

(Expressed in US Dollars)

July 31, 2023
ASSETS

CURRENT ASSETS:

Cash	$1
Total current assets	1

Total assets	$1

LIABILITIES AND SHAREHOLDERS’ EQUITY

Total liabilities:	$-

SHAREHOLDER’S EQUITY:
Share capital	$1
Accumulated deficit	-

Total shareholder’s equity	1
Total liabilities and shareholder’s equity	$1

These Financial Statements were approved and authorized for issue on behalf of the Board of Directors on October 25, 2023 by:

On behalf of the Board:

“Martin Schmieg”	“William Williams”
Director	Director

The accompanying notes are an integral part of these financial statements.

F-4

BriaPro Therapeutics Corp.

Statement of Operations and Comprehensive Loss

FOR THE PERIOD FROM INCEPTION THROUGH TO JULY 31, 2023

(Expressed in US Dollars)

For the period from inception (May 15, 2023) through to July 31, 2023

Research and development expenses	$-
General and administrative expenses	-

Total operating loss and comprehensive loss	$-

The accompanying notes are an integral part of these financial statements.

F-5

BriaPro Therapeutics Corp.

Statement of Changes in Shareholder’s Equity

FOR THE PERIOD FROM INCEPTION THROUGH TO JULY 31, 2023

(Expressed in US Dollars)

	Shares	Amount	Accumulated Deficit	Total Shareholder’s Equity
Balance, May 15, 2023	-	-	$-	$-
Founder shares	1	$1	-	1
Loss for the period	-	-	-	-
Balance, July 31, 2023	1	$1	$-	$1

The accompanying notes are an integral part of these financial statements.

F-6

BriaPro Therapeutics Corp.

Statement of Cash Flows

FOR THE PERIOD FROM INCEPTION THROUGH TO JULY 31, 2023

(Expressed in US Dollars)

For the period of inception (May 15, 2023) through to July 31, 2023
Cash flow from operating activities:
Loss	$-
Adjustments to reconcile loss to net cash used in operating activities:
Amortization	-
Net cash used in operating activities	-

Cash flow from financing activities:
Investment by Briacell	$1
Net cash provided by financing activities	$1

Change in cash and cash equivalents	1
Cash and cash equivalents at beginning of period	1
Cash and cash equivalents at end of year	$1

The accompanying notes are an integral part of these financial statements.

F-7

BriaPro Therapeutics Corp.

Notes to the Financial Statements

FOR THE YEAR ENDED JULY 31, 2023

(Expressed in US Dollars)

NOTE 1: NATURE OF OPERATIONS AND GOING CONCERN

a.	BriaPro Therapeutics Corp. (“BriaPro” or the “Company”) was incorporated under the Business Corporations Act (British Columbia) on May 15, 2023. As of July 31, 2023 the Company was inactive, however, following the completion of the Arrangement (as defined below), BriaPro is now a pre-clinical immuno-oncology biotechnology company with multiple assets, specifically Bria-TILsRx™, and PKCδ inhibitors for multiple indications including cancer. The Company’s head office is located at 235 15th Street, Suite 300, West Vancouver B.C, V7T 2X1, Canada. The Company is an unlisted reporting issuer in Canada.

b.	On August 31, 2023 (the “Effective Date”), the Company and Briacell Therapeutics Corp, the Company’s holding company, and immune-oncology biotechnology company listed on the Toronto Stock Exchange NASDAQ (“Briacell”), closed a plan of arrangement spinout transaction (the “Arrangement”) pursuant to which certain assets of the Briacell, including Bria-TILsRx™ and protein kinase C delta (PKCδ) inhibitors for multiple indications including cancer (the “BriaPro Assets”), were spun-out to the Company. See note 6 for details.

c.

The accompanying financial statements have been prepared on the basis of a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business for the foreseeable future. The Company has not yet incurred losses but is currently in the development stage and has not commenced commercial operations. The Company’s ability to continue as a going concern is dependent upon its ability to attain future profitable operations and to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. As at July 31, 2023, the Company had not yet completed the Arrangement however, the Company now expects to incur losses through to the completion of the development of any therapy; the nature of a development stage immune-oncology company requires the raising of financial capital to support its clinical development programs and administrative costs. Following the completion of the Arrangement (note 6), the Company will endeavor to complete such findings. However, the uncertainty of the Company’s ability to raise such financial capital casts significant doubt on the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the amounts and classification of assets and liabilities that might be necessary should the Company not be able to continue as a going concern.

F-8

BriaPro Therapeutics Corp.

Notes to the Financial Statements

FOR THE YEAR ENDED JULY 31, 2023

(Expressed in US Dollars)

NOTE 2: BASIS OF PRESENTATION

a. Statement of Compliance:

The financial statements were prepared in accordance with International Financial Reporting Standards (“IFRS”), as issued by the International Accounting Standards Board (“IASB”) and interpretations of the IFRS Interpretations Committee, effective as of July 31, 2023.

b. Basis of presentation

The financial statements are prepared on a going concern basis and have been presented in United States dollars which is the Company’s reporting currency. A summary of the significant accounting policies is provided in Note 3.

c. Basis of Measurement:

These financial statements have been prepared on a going concern basis, under the historical cost basis, except for financial instruments which have been measured at fair value.

d. Functional Currency and Presentation Currency:

The functional currency is the currency that best reflects the economic environment in which the Company operates and conducts its transactions. The Company’s management believes that the functional currency of the Company is the U.S. dollar.

Accordingly, monetary accounts maintained in currencies other than the U.S. dollar are remeasured into U.S. dollars at each reporting period end. All transaction gains and losses of the remeasured monetary financial position items are reflected in the statement of operations and comprehensive loss as financing income or expenses as appropriate.

F-9

BriaPro Therapeutics Corp.

Notes to the Financial Statements

FOR THE YEAR ENDED JULY 31, 2023

(Expressed in US Dollars)

NOTE 3: SIGNIFICANT ACCOUNTING POLICIES

a. Significant Accounting Judgment and Estimates:

The accounting policies and use of estimates and judgments described below have been applied consistently in these financial statements.

The preparation of financial statements in conformity with IFRS requires management to make estimates, judgments and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Company’s management believes that the estimates, judgment and assumptions used are reasonable based upon information available at the time they are made. These estimates, judgments and assumptions can affect the reported amounts of assets and liabilities at the dates of the financial statements, and the reported amount of expenses during the reporting periods. Actual results could differ from those estimates.

Going Concern

Preparation of the financial statements is on a going concern basis, which contemplates the realization of assets and payments of liabilities in the ordinary course of business. Should the Company be unable to continue as a going concern, it may be unable to realize the carrying value of its assets, including its intangible assets and to meet its liabilities as they become due.

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BriaPro Therapeutics Corp.

Notes to the Financial Statements

FOR THE YEAR ENDED JULY 31, 2023

(Expressed in US Dollars)

NOTE 3: SIGNIFICANT ACCOUNTING POLICIES (Cont.)

b. Cash and cash equivalents

Cash and cash equivalents include cash on hand, deposits held with banks and other short-term highly liquid investments with original maturities of three months or less.

c. Share-based Payments

Equity-settled share-based payments for directors, officers and employees are measured at fair value at the date of grant and recorded as compensation expense over the vesting period with a corresponding increase to share-based payment reserve in the financial statements.

The fair value determined at the grant date of equity-settled share-based payments is expensed using the graded vesting method over the vesting period based on the Company’s estimate of payments that will eventually vest. Upon exercise of the stock options, consideration paid by the option holder together with the amount previously recognized in share-based payment reserve is recorded as an increase to share capital. Upon expiry, the amounts recorded for share-based compensation are transferred to the deficit from the share-based payment reserve. Shares are issued from treasury upon the exercise of equity-settled share-based instruments.

Compensation expense on stock options granted to non-employees is measured at the earlier of the completion of performance and the date the options are vested using the fair value method and is recorded as an expense in the same period as if the Company had paid cash for the goods or services received.

When the value of goods or services received in exchange for the share-based payment cannot be reliably estimated, the fair value is measured by use of a Black-Scholes valuation model. The expected life used in the model is adjusted, based on management’s best estimate, for the effects of non-transferability, exercise restrictions, and behavioral considerations.

d. Share Capital

Common shares are classified as equity. Proceeds from unit placements are allocated between shares and warrants issued using the relative fair value method. Costs directly identifiable with share capital financing are charged against share capital. Share issuance costs incurred in advance of share subscriptions are recorded as prepaid assets. Share issuance costs related to uncompleted share subscriptions are charged to operations in the period they are incurred.

e. Intangible assets, net:

Separately acquired intangible assets are measured on initial recognition at cost including directly attributable costs. Intangible assets acquired in a business combination are measured at fair value at the acquisition date. Expenditures relating to internally generated intangible assets, excluding capitalized development costs, are recognized in statement of operations and comprehensive loss when incurred.

Intangible assets with finite useful lives are amortized over their useful lives and reviewed for indications of impairment at least annually. Impairment analysis is completed whenever there is an indication that the asset may be impaired. The evaluation is performed at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets and liabilities. The recoverability of the group of assets is measured to be the greater of its value in use and its fair value less costs of disposal. In assessing value in use, the estimated future cash flows are discounted to present value using pre-tax discount rate. An impairment loss is recognized If the carrying amount of an asset or the lowest level of cash generating unit exceeds its estimated recoverable amount.

The amortization period and the amortization method for an intangible asset are reviewed at least at each year end.

For the period ended July 31, 2023, no impairment losses have been identified.

f. Research and Development expenses:

The Company expenses amounts paid for intellectual property, development and production expenditures as they are incurred. However, such costs are deferred and recorded in intangible assets when they meet generally accepted criteria, to the extent that their recovery can reasonably be regarded as assured.

The costs must meet the following criteria to be deferred: the technical feasibility of completing the intangible asset so that it will be available for use or sale; the intention to complete the intangible asset and use or sell it; the ability to use or sell the intangible asset; the probability of future economic benefits; the availability of adequate technical, financial and other resources to complete the development and to use or sell the intangible asset; and the ability to reliably measure the expenditure attributable to the intangible asset during its development. Once those criteria are met, the future costs, such as costs to obtain patent or trademark protection over the developed technologies, will be capitalized. These costs are then amortized over their expected useful lives. To date it has not been demonstrated that these expenditures will generate or be able to be used to generate probable future economic benefits.

For the period since inception and through to July 31, 2023, no research and development costs were incurred.

F-11

BriaPro Therapeutics Corp.

Notes to the Financial Statements

FOR THE YEAR ENDED JULY 31, 2023

(Expressed in US Dollars)

NOTE 3: SIGNIFICANT ACCOUNTING POLICIES (Cont.)

g. Fair value of financial instruments:

a) Classification

The Company determines the classification of financial assets and liabilities at initial recognition. The classification of its instruments is driven by the Company’s business model for managing the financial assets and liabilities and their contractual cash flow characteristics. Equity instruments that are held for trading (including all equity derivative instruments) are classified as fair value through profit and loss (“FVTPL”). For other equity instruments, on the day of acquisition the Company can make an irrevocable election (on an instrument-by-instrument basis) to designate them at fair value through other comprehensive income (“FVTOCI”). Financial liabilities are measured at amortized cost, unless they are required to be measured at FVTPL (such as instruments held for trading or derivatives) or the Company has opted to measure them at FVTPL. The Company did not have any financial instruments as at July 31, 2023.

b) Measurement

Financial assets and liabilities at amortized cost

Financial assets and liabilities at amortized cost are initially recognized at fair value plus or minus transaction costs, respectively, and subsequently carried at amortized cost less any impairment.

Financial assets and liabilities at FVTPL

Financial assets and liabilities carried at FVTPL are initially recorded at fair value and transaction costs are expensed in the statements of operations and comprehensive loss. Realized and unrealized gains and losses arising from changes in the fair value of the financial assets and liabilities held at FVTPL are included in the statements of operations and comprehensive loss in the period in which they arise. Where the Company has opted to recognize a financial liability at FVTPL, any changes associated with the Company’s own credit risk will be recognized in other comprehensive income (loss).

F-12

BriaPro Therapeutics Corp.

Notes to the Financial Statements

FOR THE YEAR ENDED JULY 31, 2023

(Expressed in US Dollars)

NOTE 3: SIGNIFICANT ACCOUNTING POLICIES (Cont.)

g. Fair value of financial instruments:

b) Impairment of financial assets at amortized cost

The Company recognizes a loss allowance for expected credit losses on financial assets that are measured at amortized cost. At each reporting date, the Company measures the loss allowance for the financial asset at an amount equal to the lifetime expected credit losses if the credit risk on the financial asset has increased significantly since initial recognition. If at the reporting date, the financial asset has not increased significantly since initial recognition, the Company measures the loss allowance for the financial asset at an amount equal to twelve month expected credit losses. The Company recognizes an impairment gain or loss, the amount of expected credit losses (or reversal) that is required to adjust the loss allowance at the reporting date to the amount that is required to be recognized.

Fair value measurement

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on the assumption that the transaction will take place in the asset’s or the liability’s principal market, or in the absence of a principal market, in the most advantageous market.

The fair value of an asset or a liability is measured using the assumptions that market participants would use when pricing the asset or liability, assuming that market participants act in their economic best interest.

Fair value measurement of a non-financial asset takes into account a market participant’s ability to generate economic benefits by using the asset in its highest and best use or by selling it to another market participant that would use the asset in its highest and best use.

The Company uses valuation techniques that are appropriate in the circumstances and for which sufficient data are available to measure fair value, maximizing the use of relevant observable inputs and minimizing the use of unobservable inputs.

All assets and liabilities measured at fair value or for which fair value is disclosed are categorized into levels within the fair value hierarchy based on the lowest level input that is significant to the entire fair value measurement:

Level 1	—	quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2	—	inputs other than quoted prices included within Level 1 that are observable either directly or indirectly.
Level 3	—	inputs that are not based on observable market data (valuation techniques which use inputs that are not based on observable market data).

F-13

BriaPro Therapeutics Corp.

Notes to the Financial Statements

FOR THE YEAR ENDED JULY 31, 2023

(Expressed in US Dollars)

NOTE 3: SIGNIFICANT ACCOUNTING POLICIES (Cont.)

h. Income Taxes:

Income tax expense consists of current and deferred tax expense. Current and deferred taxes are recognized in statements of operations and comprehensive loss except to the extent they relate to items recognized directly in equity or other comprehensive income.

Current tax is recognized and measured at the amount expected to be recovered from or payable to the taxation authorities based on the income tax rates enacted or substantively enacted at the end of the reporting period and includes any adjustment to taxes payable in respect of previous years.

Deferred tax is recognized on any temporary differences between the carrying amounts of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable earnings. Deferred tax assets and liabilities are measured at the tax rates that are expected to apply in the period when the asset is realized and the liability is settled. The effect of a change in the enacted or substantively enacted tax rates is recognized in loss and comprehensive loss or equity depending on the item to which the adjustment relates. Deferred tax assets are recognized to the extent future recovery is probable. At the end of each reporting period, deferred tax assets are reduced to the extent that it is no longer probable that sufficient taxable earnings will be available to allow all of part of the asset to be recovered.

As of July 31, 2023, the Company was not in any uncertain tax position.

i. Standards not yet effective:

There are a number of standards, amendments to standards, and interpretations which have been issued by the IASB that are effective in future accounting periods that the Company has decided not to adopt early.

The following amendments are effective for the annual periods beginning 1 January 2023:

-	Disclosure of Accounting Policies (Amendments to IAS 1 and IFRS Practice Statement 2);

-	Definition of Accounting Estimates (Amendments to IAS 8); and

-	Deferred Tax Related to Assets and Liabilities arising from a Single Transaction (Amendments to IAS 12)

The following amendments are effective for the annual periods beginning 1 January 2024:

-	IFRS 16 Leases (Amendment – Liability in a Sale and Leaseback)

-	IAS 1 Presentation of Financial Statements (Amendment – Classification of Liabilities as Current or Non-current)

-	IAS 1 Presentation of Financial Statements (Amendment – Non-current Liabilities with Covenants)

The Company is currently assessing the impact of these new accounting standards and amendments. The Company does not believe that the amendments to IAS 1 will have a significant impact on the classification of its liabilities.

The Company does not expect any other standards issued by the IASB, but not yet effective, to have a material impact on the Company.

NOTE 4: SHARE CAPITAL

a) Authorized share capital

The authorized share capital consists of an unlimited number of common shares with no par value (“Share”).

b) Issued share capital

On May 15, 2023, the Company issued one (1) incorporation Share to BriaCell in consideration for USD$1.00.

See note 6 for issuance of shares subsequent to the period end.

F-14

BriaPro Therapeutics Corp.

Notes to the Financial Statements

FOR THE YEAR ENDED JULY 31, 2023

(Expressed in US Dollars)

NOTE 5: RELATED PARTY TRANSACTIONS AND BALANCES

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making operating and financial decisions. This would include the Company’s senior management, who are considered to be key management personnel by the Company. Parties are also related if they are subject to common control or significant influence. Related parties may be individuals or corporate entities. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties.

There were no transactions with related parties during the period ended July 31, 2023. See note 6 for detailed of the services agreement signed subsequent to the year end.

NOTE 6: EVENTS AFTER THE REPORTING PERIOD

On August 31, 2023 (the “Effective Date”), the Company and Briacell closed a plan of arrangement spinout transaction (the “Arrangement”) pursuant to which certain pipeline assets and license agreements of the Briacell, including Bria-TILsRx™ and protein kinase C delta (PKCδ) inhibitors for multiple indications including cancer (the “BriaPro Assets”), were spun-out to the Company.

Pursuant to the terms of the Arrangement, the Company has acquired the entire right and interest in and to the BriaPro Assets in consideration for the issuance by the Company to Briacell of the Company’s common shares. Under the terms of the Arrangement, for each BriaCell share held immediately prior to closing, BriaCell Shareholders receive one (1) common share of BriaPro.

As a result of the Arrangement, there are 47,945,178 common shares issued and outstanding. BriaCell beneficially owns or controls approximately 31,963,452 common shares, representing 2/3rd of the issued and outstanding common shares.

Equity Incentive Plan

The BriaPro Board has adopted the BriaPro incentive plan, The purpose of the BriaPro incentive plan is to allow BriaPro to issue stock options, performance share units (“PSUs”), restricted share units (“RSUs”), and deferred share units (“DSUs” and together with the PSUs and RSUs, “Share Units”) to directors, officers, employees and consultants, as additional compensation, and as an opportunity to participate in the success of BriaPro. The granting of such Awards is intended to align the interests of such persons with that of the shareholders.

Pursuant to the Arrangement, all Briacell option holders received the same amount of BriaPro options (“BriaPro Option”) under the BriaPro incentive plan. The exercise price of the BriaCell options will be apportioned between the BriaCell options and the BriaPro options, as follows:

Each one (1) BriaPro Option to acquire one (1) Share shall have an exercise price equal to the product obtained by multiplying the original exercise price of the BriaCell Option by the quotient obtained by dividing (A) the fair market value of a BriaPro Share at the Effective Date by (B) the aggregate fair market value of a BriaCell Share and a BriaPro Share at the Effective Date.

As the date of this report, the Company has 2,131,400 stock options outstanding as follows:

Exercise Price(*)	Options outstanding	Expiry Date

$6.03	440,000	June 20, 2028
$7.16	21,000	February 27, 2028
$6.36	180,100	August 02, 2027
$4.71	31,000	May 20, 2027
$7.51	150,000	February 16, 2027
$8.47	524,700	January 13, 2027
$7.53	12,600	November 01, 2026
$5.74	100,000	September 01, 2026
$4.24	60,000	April 19, 2026
$4.24	612,000	March 29, 2026
	2,131,400

(*) The proceeds from the exercise price are split with BriaCell in accordance with the formula above.

As the date hereof, there is no current market for the BriaPro Shares. As such, the market value of the BriaPro Shares underlying the awards has not been determined.

As the date hereof, each BriaCell RSU holder received the same amount of BriaPro RSU’s. As of the date hereof, the Company had 19,200 RSU’s outstanding.

Warrant Treatment

Pursuant to the Arrangement, each BriaCell warrant shall, in accordance with its terms, entitle the holder thereof to receive, upon the exercise thereof, one BriaCell Share and one BriaPro Share for the original exercise price.

Upon the exercise of BriaCell Warrants, BriaCell shall, as agent for BriaPro, collect and pay to BriaPro an amount for each one (1) BriaPro Share so issued that is equal to the exercise price under the BriaCell Warrant multiplied by the fair market value of one (1) BriaPro Share at the Effective Date divided by the total fair market value of one (1) BriaCell Share and one (1) BriaPro Share at the Effective Date.

As of the date of this report there are issued and outstanding an aggregate of 8,121,650 BriaCell Warrants as follows:

Number of Warrants	Exercise Price ($)	Expiry Date
51,698	4.14	November 16, 2025
3,896,809	5.31	February 26, 2026 – April 26, 2026
4,173,143	6.19	June 7, 2026 - December 7, 2026
8,121,650

As such, the maximum number of Shares issuable should the BriaCell Warrants be exercised in full is 8,121,650.

Transition Services Agreement

On August 31, 2023, the Company and BriaPro executed a transition services agreement (the “Agreement”), pursuant to which BriaCell will provide certain research and development and head office services (the “Services”) to BriaPro for a fixed monthly fee of $20,000.

Briacell and BriaPro acknowledged the transitional nature of the Services and accordingly, as promptly as practicable, BriaPro agreed to use commercially reasonable efforts to transition each Service to its own internal organization or to obtain alternate third party providers to provide the Services.

F-15